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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  JANUARY 16, 1996




                          BANK OF BOSTON CORPORATION
            (Exact name of registrant as specified in its charter)




MASSACHUSETTS                       1-6522                      04-2471221
(State or other jurisdiction      (Commission                  (IRS Employer
 of incorporation)                File Number)               Identification No.)



100 FEDERAL STREET, BOSTON, MASSACHUSETTS                        02110
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:  (617) 434-2200


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ITEM 5.  OTHER EVENTS.
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        As previously reported in its Current Report on Form 8-K dated December
12, 1995, Bank of Boston Corporation ("Bank of Boston") has entered into an agreement to acquire BayBanks, Inc. ("BayBanks"). The financial statements attached as Exhibits hereto, and which are incorporated herein by reference, present (i) pro forma combined financial information for Bank of Boston and BayBanks and (ii) BayBanks historical consolidated financial information.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits.

23 Consent of KPMG Peat Marwick LLP (with respect to report on consolidated financial statements of BayBanks, Inc.).

99(a) Pro Forma Combined Balance Sheet for Bank of Boston and BayBanks at September 30, 1995 and Pro Forma Combined Statements of Income for the Nine Months Ended September 30, 1995 and the Years Ended December 31, 1994, 1993 and 1992 (and the Notes to Pro Forma Combined Financial Information).

99(b) BayBanks Consolidated Balance Sheets at September 30, 1995 and 1994 and at December 31, 1994 and 1993; Consolidated Statements of Income for the Three Months and Nine Months Ended September 30, 1995 and 1994 and for the Years Ended December 31, 1994, 1993 and 1992; Consolidated Statements of Changes in Stockholders' Equity for the Nine Months Ended September 30, 1995 and 1994 and for the Years Ended December 31, 1994, 1993 and 1992; and Consolidated Statements of Cash Flows for the
        Nine Months Ended September 30, 1995 and 1994 and for the Years Ended December 31, 1994, 1993 and 1992 (and the Notes to Consolidated Financial Statements).

99(c)   Report of KPMG Peat Marwick LLP dated January 24, 1995 (with respect to the consolidated financial statements of BayBanks, Inc. and subsidiaries as of December 31, 1994 and 1993 and for each of the years in the three-year period ended December 31, 1994).
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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BANK OF BOSTON CORPORATION



Dated:  January 16, 1996             /s/ William J. Shea
                                     -------------------
                                     William J. Shea
                                     Vice Chairman,
                                     Chief Financial Officer and Treasurer